SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

World Funds Trust
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transactions applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

World Funds Trust
 Toreador Core Fund
Toreador International Fund
Toreador Explorer Fund
(collectively, the “Toreador Funds”)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

July 26, 2017

Dear Shareholder:

A Special Meeting of the Shareholders of the Toreador Funds, each a portfolio series of the World Funds Trust (the “Trust”), will be held on August 15, 2017 at 9:00 a.m., Eastern Time at the offices of the Trust: 8720 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The Trust’s Board of Trustees is seeking your vote for the approval of (i) revisions to the Toreador Funds’ fundamental investment restrictions; (ii) a new investment advisory agreement for the Toreador Funds; and (iii) the reorganization of the Retail Class Shares of the Toreador Core Fund into a newly created Investor Class Shares imposing a Rule 12b-1 fee. These proposals are designed, in part, to modernize and streamline the Toreador Funds’ operations and to harmonize the advisory agreements and investment restrictions of all the Toreador Family of Funds (which includes the Toreador Funds as well as another series portfolio the Toreador Select Fund). Each Toreador Fund that is the subject of this proxy was organized by different registrants, at different times and through different service providers. As a result, each of these Toreador Fund’s class structures, fundamental policies and contractual arrangements vary across the fund complex. While the Toreador Funds have operated adequately in spite of these differences, the Board of Trustees of the Trust believes, after discussions with Toreador Research & Trading, LLC, the investment adviser to the Toreador Funds and Trust management, that the Toreador Funds would benefit if initiatives were undertaken to provide uniformity amongst the Funds.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Toreador Funds.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

John Pasco, III
  President

World Funds Trust
 Toreador Core Fund
Toreador International Fund
Toreador Explorer Fund
(collectively, the “Toreador Funds”)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on August 15, 2017:

This Proxy Statement is Available online at the Following Website:

http://www.theworldfundstrust.com/toreadorproxy2017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the Toreador Funds:

Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of the Toreador Funds, each a portfolio series of the World Funds Trust (the “Trust”) will be held on August 15, 2017 at the offices of the Trust (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

Proposal(s)	Description	Fund

1A-C	Approval of Revisions to Fundamental	Toreador Core Fund (1A)
	Investment Restrictions	Toreador International Fund (1B)
Toreador Explorer Fund (1C)

2	Approval of a New Investment Advisory	Toreador Core Fund
	Agreement	Toreador International Fund
Toreador Explorer Fund

3	Approval of a Reorganization of the Retail Class	Toreador Core Fund (Retail
	Shares into a Newly Created Investor Class Shares	Class Shareholders Only)
Imposing a Rule 12b-1 fee

To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on June 1, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.theworldfundstrust.com. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-673-0550.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

John Pasco, III
  President

July 26, 2017

PROXY STATEMENT

World Funds Trust
Toreador Core Fund
Toreador International Fund
Toreador Explorer Fund
(collectively, the “Toreador Funds”)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) of the Toreador Funds to be held on August 15, 2017 at 9:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on June 1, 2017 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately July 28, 2017.

The Trustees recommend that you vote:

1.	For the revisions to the fundamental investment restrictions of the Toreador Funds.

2.	For the new advisory agreement for the Toreador Funds.

3.
For the reorganization of the Retail Class shares of the Toreador Core Fund into a newly created Investor Class shares imposing a Rule 12b-1 fee. (Note that only shareholders of the Toreador Core Fund’s Retail Class Shares are being asked to vote on this Proposal 3)

4.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Each whole share of each share class of the Toreador Funds is entitled to one vote as to any matter on which it is entitled to vote and each fractional share of each share class is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR each Proposal.

PROPOSAL 1
1A – Toreador Core Fund
1B – Toreador International Fund
1C – Toreador Explorer Fund

APPROVAL OF REVISED FUNDAMENTAL INVESTMENT RESTRICTIONS

Revisions to the Toreador Funds’ Fundamental Investment Restrictions

The Investment Company Act of 1940, as amended (the “1940 Act”) requires all mutual funds, including the Toreador Funds, to adopt certain investment restrictions as “fundamental” restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of the Toreador Funds’ outstanding voting securities.

By way of background, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 (“NSMIA”), which preempted state “blue sky” securities regulation of all mutual funds. Since some of the investment restrictions initially adopted by the Toreador Funds were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Toreador Funds’ other investment restrictions are more restrictive than the 1940 Act requires.

As a result, and following discussions with Toreador Research & Trading LLC (the “Adviser”) and Trust management, the Trustees have reviewed the Toreador Funds’ current fundamental investment restrictions and have recommended that several of the fundamental restrictions be eliminated or amended in order to increase the flexibility of the Toreador Funds, modernize the restrictions, conform the restrictions so that all funds within the Toreador family of funds will share the same set of restrictions, and preserve the ability of the Toreador Funds to respond to favorable future legal, regulatory, market or technical changes.

While the increased flexibility may mean that the Toreador Funds will be subject to greater risk, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the Toreador Funds. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objective and strategies long held by the Toreador Funds’ management. Should the proposals be approved by shareholders, it is anticipated that they would become effective on or about August 28, 2017.

Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outlined below. Each Toreador Fund has different restrictions and they are each discussed in Proposals 1A through 1C below.

Proposal 1A – Toreador Core Fund

NOTE – If you are a shareholder of the Toreador International Fund, please see the information relating to that Fund under Proposal 1B beginning on page 8. If you are a shareholder of the Toreador
Explorer Fund, please see the information under Proposal 1C beginning on page 15.

Proposal 1A.1        Borrowing Money.

To amend the restriction that current provides that the Toreador Core Fund will not:

borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador Core Fund:

may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revisions to this fundamental restriction are merely to provide the Toreador Core Fund with maximum flexibility that is available under applicable law. The 1940 Act currently permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits a fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. While the Toreador Core Fund’s investment restriction tracks current law, it would not provide the Toreador Core Fund with maximum flexibility in the event of revisions to the current law. Further, revisions to this fundamental investment restriction would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1A.2        Senior Securities.

To amend the fundamental investment restriction that provides that the Toreador Core Fund may not:

issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador Core Fund may not:

issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Even though the Toreador Core Fund’s restriction references the 1940 Act, it may benefit from some flexibility by making the suggested revision and it would allow the Toreador family of funds to have identical restrictions in this area.

A “senior security” is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund’s shareholders with respect to the same earnings. SEC staff interpretations allow a fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

Proposal 1A.3        Underwriting.

To amend the fundamental investment restriction that provides that the Toreador Core Fund may not:

act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador Core Fund may not:

underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The revisions to this fundamental restriction are merely to provide the Toreador Core Fund with maximum flexibility that is available under applicable law. Further, the suggested revision would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1A.4        Real Estate.

To amend the fundamental investment restriction that provides that the Toreador Core Fund may not:

purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador Core Fund may not:

purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The proposed restriction maintains the Toreador Core Fund’s general restriction on buying or selling real estate but excepts certain real estate-related activities from the restrictions. The proposed restriction would allow the Toreador Core Fund to acquire or lease office space for its own use, although as of the date of this Proxy Statement it is not anticipated that it would do so. The proposed restriction would also permit the Toreador Core Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt).

The revisions are intended to provide the Toreador Core Fund with maximum flexibility that is available under the law. Further, it may minimize the necessity for the Toreador Core Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Toreador Core Fund’s investment objectives and applicable law and regulatory policy. Further, the suggested revision would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1A.5        Commodities.

To amend the fundamental investment restriction that provides that the Toreador Core Fund may not:

purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador Core Fund may:

invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Fund.

The proposed restriction, while continuing to prohibit the purchase of physical commodities, would expand the ability of the Toreador Core Fund to purchase and sell futures contracts and options on futures. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

In the event that this revision is approved, the Toreador Core Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Although management of the Toreador Core Fund currently does not invest in such derivative instruments, the Toreador Core Fund would be allowed to engage in such activity in the future without shareholder approval.

To the extent the Toreador Core Fund invests in these derivative instruments, the Toreador Core Fund would be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Toreador Core Fund’s view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of such options may result in losses to the Toreador Core Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Toreador Core Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the Toreador Core Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission (“CFTC”). Additionally, income and gains from certain commodity-related derivatives are not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the Toreador Core Fund’s ability to invest directly in commodity-linked derivatives as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

The revisions are intended to provide the Toreador Core Fund with maximum flexibility as well as allowing the Toreador family of funds to have identical restrictions in this area.

Proposal 1A.6        Loans.

To amend the fundamental investment restriction that provides that the Toreador Core Fund may not:

make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador Core Fund may not:

make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The SEC currently permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The revisions would continue to allow the Toreador Core Fund to participate in securities lending should it determine to do so. Further, the revisions would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1A.7        Concentration.

To amend the fundamental investment restriction that provides that the Toreador Core Fund may not:

invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador Core Fund may not:

invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

The revisions to this fundamental restriction are merely to provide the Toreador Core Fund with maximum flexibility that is available under applicable law. Additionally, the 1940 Act requirement relates to 25% of the value of a fund’s “net” assets as opposed to “total” assets and, while the Toreador Core Fund has been operated in a manner that is consistent with the 1940 Act, the prior restriction specified “total” assets. Further, the revisions would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1A.8        Diversification.

To amend the fundamental investment restriction that provides that the Toreador Core Fund:

with respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

If the proposed revision is approved by shareholders, the restriction would read that the Toreador Core Fund:

shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

The revision would provide the Toreador Core Fund more flexibility by referring to the language provided in the 1940 Act. Further, the revisions would allow the Toreador family of funds to have identical restrictions in this area for those funds that are “diversified companies.”

Note that Proposal 1A is not contingent on the approval by shareholders of Proposals 1B, 1C, 2 or 3. In other words, shareholders may approve Proposal 1A and none of the other proposals and Proposal 1A would still become effective.

Required Vote. Approval of Proposal 1A requires the vote of the “majority of the outstanding voting securities” of the Toreador Core Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Proposal 1B – Toreador International Fund

NOTE – If you are a shareholder of the Toreador Core Fund, please see the information relating to that Fund under Proposal 1A beginning on page 2. If you are a shareholder of the Toreador Explorer Fund, please see the information under Proposal 1C beginning on page 15.

Proposal 1B.1        Borrowing Money.

To amend the restriction that current provides that the Toreador International Fund may not:

borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador International Fund:

may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revisions to this fundamental restriction are merely to provide the Toreador International Fund with maximum flexibility that is available under applicable law. The 1940 Act currently permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits a fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. While the Toreador International Fund’s investment restriction tracks current law, it would not provide the Toreador International Fund with maximum flexibility in the event of revisions to the current law. Further, revisions to this fundamental investment restriction would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1B.2        Senior Securities.

To amend the fundamental investment restriction that provides that the Toreador International Fund may not:

issue senior securities.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador Core Fund may not:

Issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revision would provide a more transparent description of the Toreador International Fund’s restrictions on senior securities and it would allow the Toreador family of funds to have identical restrictions in this area.

A “senior security” is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund’s shareholders with respect to the same earnings. SEC staff interpretations allow a fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

Proposal 1B.3        Underwriting.

To amend the fundamental investment restriction that provides that the Toreador International Fund may not:

act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador International Fund may not:

underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The revisions to this fundamental restriction are merely to provide the Toreador International Fund with maximum flexibility that is available under applicable law. Further, the suggested revision would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1B.4        Real Estate.

To amend the fundamental investment restriction that provides that the Toreador International Fund may not:

purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities).

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador International Fund may not:

purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The proposed restriction maintains the Toreador International Fund’s general restriction on buying or selling real estate but excepts certain real estate-related activities from the restrictions. The proposed restriction would allow the Toreador International Fund to acquire or lease office space for its own use, although as of the date of this Proxy Statement it is not anticipated that it would do so. The proposed restriction would also permit the Toreador International Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt).

The revisions are intended to provide the Toreador International Fund with maximum flexibility that is available under the law. Further, it may minimize the necessity for the Toreador International Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Toreador International Fund’s investment objectives and applicable law and regulatory policy. Further, the suggested revision would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1B.5        Commodities.

To amend the fundamental investment restriction that provides that the Toreador International Fund may not:

buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1% of its assets for deposits or commissions required to enter into forward foreign currency contracts, and financial futures contracts for hedging purposes as described in the prospectus. (Such deposits or commissions are not required for forward foreign currency contracts).

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador International Fund may:

invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Fund.

The proposed restriction, while continuing to prohibit the purchase of physical commodities, would expand the ability of the Toreador International Fund to purchase and sell futures contracts and options on futures. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The revision to the fundamental restriction would not affect this prohibition and it would remain applicable to the Toreador International Fund’s operations.

In the event that this revision is approved, the Toreador International Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them. To the extent the Toreador International Fund invests in these derivative instruments, the Toreador International Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Toreador International Fund’s view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of such options may result in losses to the Toreador International Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Toreador International Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the Toreador International Fund to engage in futures contracts and options on futures will be subject to applicable rules of the CFTC. Additionally, income and gains from certain commodity-related derivatives are not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the Toreador International Fund’s ability to invest directly in commodity-linked derivatives as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

The revisions are intended to provide the Toreador International Fund with maximum flexibility as well as allowing the Toreador family of funds to have identical restrictions in this area.

Proposal 1B.6        Loans.

To amend the fundamental investment restriction that provides that the Toreador International Fund may not:

make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. government securities.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador International Fund may not:

Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The SEC currently permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The revisions would allow the Toreador International Fund to participate in securities lending should it determine to do so. Further, the revisions would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1B.7        Concentration.

To amend the fundamental investment restriction that provides that the Toreador International Fund may not:

Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador International Fund may not:

Invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

The revisions to this fundamental restriction are merely to provide the Toreador International Fund with maximum flexibility that is available under applicable law. Additionally, the 1940 Act requirement relates to 25% of the value of a fund’s “net” assets as opposed to “total” assets and, while the Toreador International Fund has been operated in a manner that is consistent with the 1940 Act, the prior restriction specified “total” assets. Further, the revisions would allow the Toreador family of funds to have identical restrictions in this area.

Proposal 1B.8        10% Ownership of Securities of Another Issuer

To eliminate the fundamental investment restriction that provides that the Toreador International Fund may not:

purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the International

Fund to own more than 10% of any class of the outstanding voting securities of such issuer or more than 10% of any class of the outstanding stock or securities of such issuer.

Applicable federal law does not require the Toreador International Fund to have a fundamental investment restriction regarding 10% ownership.

Proposal 1B.9        Investments in Other Investment Companies.

To eliminate the fundamental investment restriction that provides that the Toreador International Fund may not:

invest in securities of other investment companies except by purchase in the open market involving only customary broker’s commissions, or as part of a merger, consolidation, or acquisition of assets.

Applicable federal law currently does not require the Toreador International Fund to have a fundamental restriction on investments in other investment companies. The elimination of this fundamental restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in other investment companies.

Proposal 1B.10        Oil, Gas and Mineral Investments

To eliminate the fundamental investment restriction that provides that the Toreador International Fund may not:

invest in interests in oil, gas, or other mineral explorations or development programs.

Restrictions on purchasing or selling interests in oil, gas, etc. are based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of the NSMIA, this restriction is no longer and may be eliminated.

Proposal 1B.11        Joint and Several Trading Accounts

To eliminate the fundamental investment restriction that provides that the Toreador International Fund may not:

participate on a joint or a joint and several basis in any securities trading account.

Restrictions on joint and several trading accounts were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated. Additionally, the 1940 Act and rules thereunder limit this type of transaction to the extent the Toreador International Fund may participate in a trading account jointly with an affiliate. Except in those transactions that either the 1940 Act or the SEC has deemed, with the proper level of board oversight, to pose no problems of over-reaching by the affiliate, the Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this restriction. Because the 1940 Act and related regulations adequately protect the Toreador International Fund and its shareholders, there is no need to maintain this restriction.

Proposal 1B.12        Investing for Control

To eliminate the fundamental investment restriction that provides that the Toreador International Fund may not:

invest in companies for the purpose of exercising control.

The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state “blue sky” regulators, as a condition to registration. As a result of NSMIA, this restriction is no longer required and it may be eliminated from the Toreador International Fund’s fundamental investment restrictions.

The Toreador International Fund would remain subject to the applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Certain of those provisions are described below under “diversification” and other provisions in the 1940 Act address limitations on investment by one investment company in another investment company. Management of the Toreador International Fund does not anticipate making investments that are for the purposes of exercising voting control over any issuer.

Proposal 1B.13        Purchasing Securities on Margin

To eliminate the fundamental investment restriction that provides that the Toreador International Fund may not:

Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

The restriction on margin activities were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, the restriction is no longer a condition to registration. As such, this restriction is no longer required and may be eliminated. The elimination of this fundamental investment restriction is intended to provide the Toreador International Fund with maximum flexibility. The Toreador International Fund would remain subject to the applicable provisions of the 1940 Act relating to the purchase of securities on margin.

Proposal 1B.14        Short Sales.

To eliminate the fundamental investment restriction that provides that the Toreador International Fund may not:

engage in short sales.

The fundamental investment restriction on selling securities short was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer applicable and may be eliminated. The Toreador International Fund would remain subject to applicable provisions of the 1940 Act on short sales. Generally, consistent with the 1940 Act, the Toreador International Fund would be permitted only to engage in short sale transactions “against the box,” meaning that the Toreador International Fund could sell short a security that it already owns.

In the event that this restriction is eliminated the Toreador International Fund would have the authority to engage in short sales. Short sales have certain risks associated with them. Although management of the Toreador International Fund currently does not engage in short sales, the Toreador International Fund would be allowed to do so in the future without shareholder approval.

Short sales involve costs and risks. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Diversification.

Previously, the Toreador International Fund operated as a “non-diversified company” as part of its fundamental policies. As such a company, the Toreador International Fund previously had a restriction that provided that the Fund may:

As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

Over the past few years, the Toreador International Fund has been operating as a “diversified company,” and, as such, it has adopted the following restriction as a fundamental restriction:

As a matter of fundamental policy, the Toreador International Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

As a diversified company under the 1940 Act, the Toreador International Fund may not own more than ten percent (10%) of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, the Toreador International Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of each Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed five percent (5%) of the value of the Fund’s total assets.

NOTE: It should be noted that shareholders are not being asked to approve a change from a “non-diversified company” to a “diversified company” for the Toreador International Fund as the 1940 Act does not require such approval. The Toreador International Fund is now diversified as a matter of fundamental policy.

Note that Proposal 1B is not contingent on the approval by shareholders of Proposals 1A, 1C, 2 or 3. In other words, shareholders may approve Proposal 1B and none of the other proposals and Proposal 1B would still become effective.

Required Vote. Approval of Proposal 1B requires the vote of the “majority of the outstanding voting securities” of the Toreador International Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Proposal 1C – Toreador Explorer Fund

NOTE – If you are a shareholder of the Toreador Core Fund, please see the information relating to that Fund under Proposal 1A beginning on page 2. If you are a shareholder of the Toreador International Fund, please see the information under Proposal 1B beginning on page 8.

Proposal 1C.1        Concentration.

To amend the fundamental investment restriction that provides that the Toreador Explorer Fund may not:

invest 25% or more of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

If the proposed amendment is approved by shareholders, the restriction would read that the Toreador Explorer Fund may not:

Invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

The revisions to this fundamental restriction are merely to provide the Toreador Explorer Fund with maximum flexibility that is available under applicable law. Further, the revisions would allow the Toreador family of funds to have identical restrictions in this area.

Note that Proposal 1C is not contingent on the approval by shareholders of Proposals 1A, 1B, 2 or 3. In other words, shareholders may approve Proposal 1C and none of the other proposals and Proposal 1C would still become effective.

Required Vote. Approval of Proposal 1C requires the vote of the “majority of the outstanding voting securities” of the Toreador Explorer Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED REVISED INVESTMENT RESTRICTIONS

____________________________________________________________

PROPOSAL 2
Toreador Core Fund
Toreador International Fund
Toreador Explorer Fund
(collectively, the “Toreador Funds”)

____________________________________________________________

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

The purpose of this proposal is to approve a new Investment Advisory Agreement (the “New Agreement”) between the Trust and Toreador Research & Trading, LLC (the “Adviser”), the investment adviser to each of the Toreador Funds that would modernize and streamline the existing agreement and eliminate certain provisions of the existing agreement that are no longer deemed necessary or in the interests of the Funds by the Board of Trustees. The New Agreement would be identical to the current investment advisory agreement for the newest fund within the Toreador family of funds – the Toreador Select Fund.

The New Agreement will not change the services provided by the Adviser to the Toreador Funds nor will it change any advisory fee payable by a Toreador Fund to the Adviser. A copy of the New Agreement is included as Exhibit A to this Proxy Statement. Should this proposal be approved by shareholders, it is anticipated that the New Agreement would become effective on or about August 28, 2017.

The Current Agreements

The current advisory agreements for the Toreador Core Fund, the Toreador International Fund, and the Toreador Explorer Fund were entered into on November 10, 2015 and remains unchanged since that time. A copy of the advisory agreement for the Toreador Funds is included as Exhibit B to this Proxy Statement (the “Current Agreement”).

Pursuant to the terms of the Current Agreement, the Adviser shall supervise the investments of the Toreador Funds in accordance with the investment objectives, policies and restrictions of the Toreador Funds as set forth in the Toreador Funds’ and the Trust’s governing documents. The Adviser furnishes the Toreador Funds with advice and recommendations with respect to the investment of the Toreador Funds’ assets and the purchase and sale of portfolio securities for the Toreador Funds. With the exception of the Toreador International Fund, the Adviser has managed the Toreador Funds since their inception. The Toreador International Fund began operations in 1998 as the Third Millennium Russia Fund and the Adviser took over as investment adviser to the Toreador International Fund in 2012.

The Current Agreement specifies that the Adviser shall be responsible for (i) the Toreador Funds’ organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Toreador Funds; (iii) the expenses of printing and distributing extra copies of the Toreador Funds’ prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; and (v) any costs of liquidating or reorganizing the Toreador Funds (unless such cost is otherwise allocated by the Board of Trustees).

The Current Agreement further specifies that the Toreador Funds are responsible for and have assumed the obligation for payment of all their expenses, other than those stated above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Toreador Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act of 1940; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Toreador Funds’ shareholders and the Board of Trustees that are properly payable by the Toreador Funds; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Toreador Funds which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Toreador Funds or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Toreador Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

The Adviser receives a fee for the services it provides under the Current Agreement equal to a percentage of the net assets of each Toreador Fund. The fees received or owed to the Adviser for the fiscal year ended April 30, 2017 are set forth in the first table below and the fees as a percentage of net assets of each Toreador Fund are set forth in the second table below.

Net Advisory Fees Paid or Owed to the Advisor in 2017

Toreador Fund	Fees Paid or Owed
Toreador Core Fund	$917,130
Toreador International Fund	$662,333
Toreador Explorer Fund	$118,752

Fees as a Percentage of Net Assets of each Toreador Fund

Toreador Fund	Fees as % of Net Assets
Toreador Core Fund	0.90% on all assets
Toreador International Fund	1.15% on all assets
Toreador Explorer Fund	1.14% on all assets

Further, shareholders should note that the Adviser has contractually agreed to reduce fees and reimburse expenses until August 31, 2018 in order to keep net operating expenses (exclusive of interest, expenses incurred under a plan of distribution pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenditures not incurred in the ordinary course of business) from exceeding 0.95%, 1.75%, and 1.14% of the Toreador Core Fund, Toreador International Fund and Toreador Explorer Fund’s average daily net assets, respectively.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the respective Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the respective Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. During the fiscal year ended April 30, 2017 the Adviser received a management fee (after waiver and reimbursement of Fund expenses) equal to 0.56% from the Core Fund; 1.15% from the International Fund; and 0% from the Explorer Fund. The Board noted that the Adviser has kept expense limitation arrangements in place for the Toreador Funds since their inception and, further, that the Adviser has indicated that it intends to keep expense limitation arrangements in place into the foreseeable future beyond August 31, 2018, which is a perspective that carried weight with the Board in considering the level of commitment (i.e., the current, historical and anticipated long-term prospective dedication of the Adviser’s resources to ensuring the Toreador Funds’ operating expenses are competitive in the marketplace while ensuring that the Toreador Funds continue to receive the highest levels of quality services) to the Toreador Funds by the Adviser. The Board recognized the notion of simply renewing from year to year as a valid approach to managing expense limitation arrangements and consistent with general industry standards; however, in considering and giving weight to the effect of the expense limitation arrangements, the Board considered the long-term historical relationship of the Adviser’s relationship with the Toreador Funds, as well as the prospective relationship.

Under the Current Agreement, the Adviser is not liable for any loss (including brokerage charges) incurred by the Toreador Funds as a result of any improper investment made by the Adviser in contradiction of the investment policies of the Toreador Funds, so long as the Adviser shall have acted in good faith and without willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties under the Current Agreement.

The Current Agreement provides that it will continue in effect from year to year only if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding shares of each Toreador Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Current Agreement may be terminated as to a Toreador Fund (i) at any time without penalty upon the vote of a majority of the Trustees or the vote of a majority of the outstanding voting securities, upon sixty (60) days written notice to the Adviser or (ii) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Trust. The Current Agreement also terminates automatically in the event of an assignment (as defined in the Investment Company Act of 1940).

The Current Agreement (as it relates to the Toreador Core Fund and Toreador International Fund) was originally approved by the Board, including a majority of the Independent Trustees who are not parties to the Current Agreement, at its meeting held on May 16, 2014, and by shareholders of the Toreador Core Fund at a Meeting of Shareholders held on May 6, 2015 and the Toreador International Fund at a Meeting of Shareholders held on July 29, 2014. The Current Agreement (as it relates to the Toreador Core Fund and Toreador International Fund) was continued by the Board, including a majority of Trustees who are not parties to the Current Agreement, at its meeting held on February 18-19, 2016. The Current Agreement (as it relates to the Toreador Explorer Fund) was originally approved by the Board, including a majority of the Independent Trustees who are not parties to the Current Agreement, at its meeting held on January 26, 2015 and by the sole shareholder of the Toreador Explorer Fund on September 18, 2015. The Current Agreement (as it relates to each of the Toreador Funds) was most recently continued by the Board, including a majority of the Trustees who are not parties to the Current Agreement, at its meeting held on February 22-23, 2017.

For the most recently completed fiscal year, the Toreador Funds paid no commissions to any affiliated broker.

The Proposed Amendments

As discussed in the introduction above, the Adviser and the Board are proposing the New Agreement that would modernize the Current Agreement and allow all of the Toreador Funds (including the Toreador Select Fund that is not part of this Proxy Statement) to operate under the same form of advisory agreement.

Specifically, it is proposed that among other things, the New Agreement will:

(1)
provide that the Adviser may delegate its duties and responsibilities under the agreement to a sub-adviser. The New Agreement will provide that the retention of a sub-adviser will in no way reduce the responsibilities and obligations of the Adviser under the agreement and the Adviser will be responsible for the acts and omissions of any sub-adviser it engages.

(2)	update the agreement to provide references to codes of ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940 and provide more details on reporting obligations thereunder.

(3)	provide for more detail on certain Adviser reporting obligations including certain notifications of breach and compliance reporting.

(4)	recognize the Adviser’s property rights in the “Toreador Research & Trading, LLC” name.

(5)
modify the limitation of liability section relating to the Adviser so that the Adviser is held to a “gross negligence” standard as opposed to a “negligence” standard. Such “gross negligence” standard may generally be considered more common in the industry.

If approved, the New Agreement will not increase the investment advisory fees charged by the Adviser or change the way the Adviser currently provides services to the Toreador Funds.

Board Considerations

Special Note: At a special meeting of the Board of Trustees held on December 21, 2016, the Trustees reviewed and approved the New Agreement for the Toreador Funds. Subsequent to that Meeting, the Adviser began to evaluate certain internal business restructurings that potentially would have led to additional overall modifications to its relationships with the Toreador Funds; the Adviser however determined ultimately not to move forward with those restructurings. In the interim, the Adviser continued to provide advisory services to the Toreador Funds pursuant to the Current Agreement. In accordance with the normal renewal schedule, the Trustees reviewed and considered the continuation of the Current Agreement at its February 22-23, 2017 Meeting. It was noted that the factors the Trustees considered in continuing the Current Agreement would be available in the Toreador Funds’ annual report to shareholders for the fiscal year ended April 30, 2017. In light of the fact that several months had passed since the Trustees considered the New Agreement (December 21, 2016), the Trustees considered the New Agreement again at its quarterly meeting held May 16-17, 2017. At this Meeting, the Trustees indicated that the factors they considered at their December 21, 2016 meeting at which time they initially approved the New Agreement continued to be accurate and they indicated they relied on those factors and information provided by the Adviser at that previous meeting when approving the New Agreement again at the May 16- 17, 2017 Meeting. At the May 16-17, 2017 Meeting, the Trustees received representations from the Adviser that the materials provided by the Adviser for the December 21, 2016 and February 22 - 23, 2017 Meetings

continued to be accurate and had not materially changed. The Trustees again considered each of the factors in light of the overall initiative of the Adviser to streamline and make its mutual fund offerings consistent.

The Disclosure below is from the Board’s December 21, 2016 meeting at which time the Trustees initially considered the New Agreement with the Adviser for the Toreador Funds.

Counsel introduced the next proposal which is to consider a new form of investment advisory agreement (the “New Agreement”) for the Toreador Funds between the Trust and Toreador, the investment adviser to each of the Toreador Funds, that would modernize and streamline the existing agreement and eliminate certain provisions of the existing agreement that are no longer deemed necessary or in the best interests of the Toreador Funds. The New Agreement would be identical to the current investment advisory agreement for the newest fund within the Toreador family of funds - the Toreador Select Fund. He explained that the New Agreement will not change the services provided by the Adviser to the Toreador Funds nor will it change any advisory fee payable by a Toreador Fund to the Adviser. Counsel noted that the New Agreement would modernize the current form of agreement and allow all of the Toreador Funds (including the Toreador Select Fund that is not part of this Proxy Statement) to operate under the same form of advisory agreement. Specifically, he noted that the New Agreement will: (i) provide that the Adviser may delegate its duties and responsibilities under the agreement to a sub-adviser and that the New Agreement will provide that the retention of a sub-adviser will in no way reduce the responsibilities and obligations of the Adviser under the agreement and the Adviser will be responsible for the acts and omissions of any sub-adviser it engages; (ii) update the agreement to provide references to codes of ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940 and provide more details on reporting obligations thereunder; (iii) provide for more detail on certain Adviser reporting obligations including certain notifications of breach and compliance reporting; (iv) recognize the Adviser’s property rights in the “Toreador Research & Trading, LLC” name; and (v) modify the limitation of liability section relating to the Adviser so that the Adviser is held to a “gross negligence” standard as opposed to a “negligence” standard, which he suggested may generally be considered more common in the industry. Counsel then responded to questions from the Trustees regarding the New Agreement.

Counsel reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the New Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Toreador Funds; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Toreador Funds; (iv) the extent to which economies of scale would be realized if the Toreador Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Toreador Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest. The Trustees were reminded that they approved (at their February 2016 Board meeting) a continuation of the current forms of investment advisory agreement for the Toreador Funds and that the responses provided by Toreador at the Meeting did not vary significantly from those provided to the Board in February 2016. Counsel also noted that the New Agreement had generally similar terms to those in the current forms of advisory agreements in substance, but there were some substantive differences, and he reviewed those differences with the Board. Counsel also reiterated the notion that this proposed change in the form of agreement was part of an overall effort to modernize, standardize and conform the fund offerings within the Toreador family of funds, which includes having all of the Toreador Funds operating on the same form of advisory agreement.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the approval process. The Board requested and was provided with information and reports relevant to the approval of the New Agreement, including: (i) reports regarding the services and support provided to the Toreador Funds and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Toreador Funds from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by Toreador Funds’ management addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Toreador Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Toreador Funds, information on investment advice, performance, summaries of Toreador Funds’ expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information (including category averages, highs and lows) for other mutual funds with strategies similar to the Toreador Funds; (iii) the anticipated effect of size on the Toreador Funds’ performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Toreador Funds. It was noted that the Adviser is a privately held company and typically does not provide its financial information, although it made such information available to the Board for purposes of its consideration of whether to approve the New Agreement. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

(1)        The nature, extent, and quality of the services to be provided by the Adviser.

In this regard, the Board considered the responsibilities the Adviser would have under the New Agreement with respect to each of the Toreador Funds. The Board reviewed the services to be provided by the Adviser to the Toreador Funds including, without limitation: Toreador’s procedures for formulating investment recommendations and assuring compliance with the Toreador Funds’ investment objectives and limitations; its coordination of services for the Toreador Funds among the Toreador Funds’ service providers, and the anticipated efforts to promote the Toreador Funds, grow assets, and assist in the distribution of Toreador Funds’ shares. The Board considered: the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; and Adviser’s compliance program, policies, and procedures. The Board considered that the New Agreement was generally not substantively different relative to the current forms of advisory agreement in place for the Toreador Funds and that the New Agreement was to ensure that all Toreador Funds would operate under the same agreement. However, the Board did consider the substantive differences between the New Agreement and the Current Agreement. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser have historically been satisfactory and adequate for the Toreador Funds, and the Board did not believe that there would be any differences in the quality, extent or nature of services under the New Agreement.

(2)        Investment Performance of the Toreador Funds and the Adviser.

The Board noted that the Adviser does not have any clients other than the Toreador Funds and has no present plans to expand its business beyond advising mutual funds. As such, no performance as to separate accounts comparable to the Toreador Funds existed. With regard to the Toreador Core Fund, the Board noted that the Toreador Core Fund underperformed the category median of the U.S. Large Blend Classification for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2016. With regard to the Toreador International Fund, the Board noted that the Toreador International Fund underperformed the category median of the Foreign Large Blend Classification for each of the 1-year and 3-year periods ended October 31, 2016. With regard to the Toreador Explorer Fund, the Board noted that the Toreador Explorer

Fund did not have long-term performance numbers and for the 1-year period ended October 31, 2016 it underperformed the category median of the U.S. Small Blend Classification. The Board also considered the quarterly performance reports presented to it, which were available for their review, that had been presented throughout the year and most recently at its November 2016 quarterly Board meeting. The Board also considered the investment objectives, including the long-term nature of those objectives and determined that any fluctuations in performance relative to category averages was to be expected for any mutual funds, including the Toreador Funds Based on the foregoing, the Board concluded that the investment performance information presented for the Toreador Funds was satisfactory, and the Board did not identify any reason that the performance of the Toreador Funds would be harmed by the New Agreement.

(3)        The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Toreador Funds.

In considering the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Toreador Funds, the Trustees considered the Adviser’s staffing, personnel, and methods of operating; the financial condition of the Adviser and the level of commitment to the Toreador Funds by the Adviser and its principals; the expected asset levels of the Toreador Funds; and the projected overall expenses of the Toreador Funds. The Trustees considered financial statements of the Adviser and discussed the financial stability and productivity of the firm and the firm’s affiliates. It was noted also that the Adviser receives operational support from its affiliate – The Applied Finance Group. The Trustees considered the fees and expenses of the Toreador Core Fund (including the management fee) relative to its category average. The Trustees noted that the management fee for the Toreador Core Fund was above the category average and tending toward the higher end of the category, but it was well within the range for the category, U.S. Large Blend. The Trustees noted that the expense ratio for the Toreador Core Fund’s Institutional Class was below the category average and that the expense ratio for the Retail Class was above the category average. The Trustees next considered the fees and expenses of the Toreador International Fund (including the management fee) relative to its category average. The Trustees noted that the management fee for the Toreador International Fund was slightly less than the highest in its category, but that the overall net expenses were within the range of other funds for the category, Foreign Large Blend. The Trustees next considered the fees and expenses of the Toreador Explorer Fund (including the management fee) relative to its category average. The Trustees noted that the management fee for the Toreador Explorer Fund was above average and tending toward the higher end of its category, but was within the range for the category, U.S. Small Blend. With regard to the overall expenses for the Toreador Explorer Fund, the Board noted that the net expense ratio for the Institutional Class was slightly lower than the category average for U.S. Small Blend while the net expense ratio for the Investor Class was higher than the average for U.S. Small Blend. It was noted that with regard to each of the Toreador Funds, the Adviser has entered into an expense limitation agreement. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by each of the Toreador Funds was fair and reasonable.

(4)        The extent to which economies of scale would be realized as the Toreador Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Toreador Funds’ investors.

In this regard, the Board considered the Toreador Funds’ fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Toreador Funds would benefit from the expense limitation arrangement for each of the Toreador Funds. The Trustees also noted that the Toreador Funds would benefit from economies of scale under its agreements with some of its service providers other than the Adviser. It was noted that the Adviser does not manage any other separate accounts. Following further discussion of the Toreador Funds’ expected asset levels, expectations for growth, and levels of fees, the Board determined that the Toreador Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided potential savings or protection for the benefit of the Toreador Funds’ shareholders.

(5)        Possible conflicts of interest and benefits derived by the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Toreador Funds; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Toreador Funds; and the substance and administration of the Adviser’s code of ethics. The Board also considered the affiliations of the Adviser, including those of its affiliate that produces and sells investment research and its affiliate that provides investment services to unified managed accounts (“UMAs”) – the Board considered the Adviser’s management of conflicts of interest that could arise in light of the activities of those affiliates. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that the Adviser noted the possible identification of distribution channels for the Toreador Funds and market exposure as indirect benefits of managing the Toreador Funds.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the New Agreement upon the terms and for the compensation described therein. In doing so, the Board concluded that the fees payable under the New Agreement were fair and reasonable, and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances. As a result, the Board of Trustees recommended that the New Agreement be submitted to shareholders for approval.

A copy of the New Agreement is included at Exhibit A.

The Investment Adviser

The Adviser, a Delaware limited liability corporation organized in Delaware, is the investment adviser to the Toreador Funds. The principal office of the Adviser is 422 Fleming Street, Suite 7, Key West, Florida 33040. As of March 31, 2017, the Adviser had approximately $174 million in assets under management. The Adviser is registered as an adviser under the Advisers Act of 1940, as amended. The Adviser is a privately held, limited liability company. The Adviser is controlled by Paul Blinn and The Applied Finance Group, Ltd. The Applied Finance Group, Ltd. is controlled by Rafael Resendes and Daniel Obrycki.

The following table sets forth certain information with respect to the Adviser’s officers and members:

Name and Address*	Principal Occupation

Paul D. Blinn	Managing Member
David D. Jones	Chief Compliance Officer
Rafael Resendes	Managing Member
Daniel J. Obrycki	Managing Member
Applied Finance Group, Ltd.	Member

* The address for each person listed is 422 Fleming Street, Suite 7, Key West, Florida 33040.

Note that Proposal 2 is not contingent on the approval by shareholders of Proposal 1A-C or 3. Note further that Proposal 2 is also not contingent on shareholders of all Toreador Funds approving the Proposal. For example, Toreador Core Fund shareholders may approve Proposal 2 while Toreador International Fund shareholders may not. In such an event, the Toreador Core Fund would operate under the new investment advisory agreement and the Toreador International Fund would not.

Required Vote. Approval of Proposal 2 with respect to each Toreador Fund requires the vote of the “majority of the outstanding voting securities” of a Toreador Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Shareholders of each Toreador Fund will vote separately with respect to the Proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
NEW INVESTMENT ADVISORY AGREEMENT

____________________________________________________________

PROPOSAL 3

Toreador Core Fund (Retail Class Shares only)
____________________________________________________________

APPROVAL OF REORGANIZATION OF
RETAIL CLASS SHARES INTO INVESTOR CLASS SHARES

Summary

The Toreador Core Fund currently offers Retail Class and Institutional Class Shares. Other funds in the Toreador Family of Funds offer a class similar in expense structure to Retail Class – Investor Class Shares. In an effort to streamline and harmonize the Toreador Family of Funds, the Adviser has proposed and the Board of Trustees, has approved, a reorganization of the Retail Class shareholders into a newly created class – the Investor Class. For some of the long-term investors in the Toreador Core Fund, you may recall that this Fund was originally established in another administrator series sponsored trust.

Typically, a reorganization of shareholders from one share class into another share class would not require approval via a Proxy Statement, but in this case the Investor Class Shares carries with it a Rule 12b-1 Distribution Plan fee, whereas the Retail Class Shares does not have such a 12b-1 Distribution Plan. The Retail Class Shares do, however, have associated with it a fee under an Administrative Services Plan that is the same as the fee under the 12b-1 Distribution Plan. It is expected that the overall costs of Retail Class Shares and Investor Class Shares will be substantially similar.

At its special meeting on December 21, 2016, the Board considered the reorganization of the Retail Class Shares into the Investor Class Shares. The Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined under the 1940 Act, unanimously approved the reorganization of the Retail Class shares into the Investor Class Shares for the Toreador Core Fund and voted unanimously to recommend the proposal be presented to Retail Class shareholders of the Toreador Core Fund for their approval. If shareholders approve the reorganization, it is contemplated that it will become effective on or about August 28, 2017. If approved, each shareholder of the Toreador Core Fund will own the same number of shares of the Investor Class as they held for the Retail Class.

Description of the Rule 12b-1 Distribution Plan

A description of the Rule 12b-1 Distribution Plan (the “Plan”) applicable to the Investor Class Shares is set forth below and is qualified in its entirety by reference to Exhibit C. Pursuant to the Plan, the Toreador Core Fund would compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Toreador Fund’s Investor Class Shares (this compensation is commonly referred to as “12b-1 fees”). The Plan will provide that the Toreador Core Fund will pay the annual rate of up to 0.25% of the average daily net assets of its Investor Class Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Toreador Core Fund’s Investor Class Shares. The 0.25% fee for the Investor Class Shares is a service fee. Because the 12b-1 fees are paid out of the Toreador Core Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. Note that the other class of shares offered by the Toreador Core Fund – the Institutional Class Shares – are sold without the imposition of 12b-1 fees.

It is anticipated that providing the services described above will open new distribution channels for the Toreador Core Fund, making it available as an attractive investment alternative in a competitive market. The potential for increased sales and the retention of existing assets could result in the Toreador Core Fund acquiring a larger asset base which, in turn, allows for more efficient management and the possibility of lower expenses through economies of scale. There can be no assurance, however, that the Toreador Core Fund or the Plan will achieve these goals.

Because the fee to be paid under the Plan will be paid on an on-going basis, over time these fees will increase the cost of an investment in the Toreador Core Fund. While the addition of the fee may increase the Toreador Core Fund’s total operating expenses, the Adviser has contractually agreed to limit the total expenses of the Toreador Core Fund (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the average daily net assets of the Toreador Core Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Toreador Core Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Toreador Core Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to August 31, 2018 unless mutually agreed to in writing by the parties.

There is no assurance that this expense cap will remain in place beyond August 31, 2018. The Plan provides that the Board of Trustees must review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and allocated overhead expenses.

The table below shows for the Toreador Core Fund the current operating expenses, as a percentage of average net assets of the Toreador Core Fund as of April 30, 2017, and the estimated pro forma expenses that would be incurred if the Retail Class Shares are reorganized into the Investor Class Shares.

Note that expenses of the Toreador Core Fund’s other share class – the Institutional Share Class – are not shown below as shareholders in that Class are not being asked to vote on this Proposal 3.

	Retail Class Shares (Current Expenses)	Investor Class Shares (Pro Forma Expenses)
Shareholder Fees: (fees paid directly from your investment)
Redemption Fee as a % of the amount redeemed (if applicable, for shares redeemed within 60 days of purchase)	2.00%	2.00%
Maximum deferred sales charge (load) (as a percentage of the NAV at the time of purchase)	None	None
Annual Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%
Administrative Services Plan	0.25%	None

Other Expenses
Shareholder Services Plan	0.05%	0.05%
Other Expenses	0.34%	0.34%
Total Other Expenses	0.39%	0.39%
Total Annual Fund Operating Expenses	1.54%[1]	1.54%[2]
Fee Waivers and/or Expense Reimbursements	(0.34)%[1]	(0.34)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%[1]	1.20%[2]

1.
The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Toreador Core Fund (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, fees paid pursuant to any administrative services plan, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the average daily net assets of the Toreador Core Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Toreador Core Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Toreador Core Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to August 31, 2018 unless mutually agreed to in writing by the parties.

2.
The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Toreador Core Fund (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the average daily net assets of the Toreador Core Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Toreador Core Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Toreador Core Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to August 31, 2018 unless mutually agreed to in writing by the parties.

Example.

This example is intended to help you compare the cost of investing in the Toreador Core Fund (Retail Class Shares) (including Administrative Services Plan) with the cost of investing in Toreador Core Fund (Investor Class Shares) (including Rule 12b-1 Plan), assuming the reorganization of Retail Class Shares into Investor Class Shares has been completed. The example assumes that you invest $10,000 in the Toreador Core Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Toreador Core Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class Shares (current expenses)	$122	$453	$807	$1,806
Investor Class Shares (Pro Forma expenses)	$122	$453	$807	$1,806

Board Considerations

In considering the reorganization of the Retail Class Shares into the Investor Class Shares and the fact that the Investor Class Shares (unlike the Retail Class Shares) imposes a Rule 12b-1 fee, the Board considered the anticipated benefits of attracting and retaining potential shareholders to the Toreador Core Fund. The Trustees believe that there is a reasonable likelihood that the activities for which payments may be made under the Plan are likely to stimulate additional sales of the Toreador Core Fund’s shares and assist the Toreador Fund in increasing their respective present asset bases in the face of competition from other mutual funds. The Board concluded that without an effective and attractive distribution program that is adequately funded, the Toreador Core Fund could be adversely affected by making it increasingly difficult to attract new investors and to retain existing investors.

The Trustees also considered that having a family of funds that offers similar share classes provides some ease in marketing all the funds.

The Board also considered the reasons why it is important for the Toreador Core Fund to attract a continuous flow of new assets. It was recognized that it is desirable for all shareholders that the Toreador Core Fund sustain a flow of new investment monies. The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held, (2) reduces daily liquidity requirements and (3) permits a prompt restructuring of a fund’s portfolio without the need to dispose of present holdings.

The Trustees further considered the impact of the Plan on the Toreador Core Fund’s total operating expenses. They evaluated the Adviser’s commitment to waive its management fees and to reimburse expenses to limit the Toreador Core Fund’s net operating expenses (excluding certain items). The Trustees concluded that at least until August 31, 2018, the addition of the Plan will not result in any increase in expenses to shareholders. In considering the Plan, the Trustees also took into account the possible benefits of the Plan to the Adviser, including the Adviser possibly being able to retain more of the management fees payable to it by the Toreador Core Fund if its assets increase and provide relief in the Adviser’s undertaking to reimburse expenses above certain levels.

Note that Proposal 3 is not contingent on the approval by shareholders of Proposals 1A-C or 2. In other words, shareholders may approve Proposal 3 and none of the other proposals and Proposal 3 would still become effective.

Required Vote. Approval of Proposal 3 requires the vote of the “majority of the outstanding voting securities” of the Retail Class Shares of the Toreador Core Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
REORGANIZATION OF THE RETAIL CLASS SHARES INTO THE INVESTOR CLASS
SHARES

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum. One-third (1/3) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Toreador Fund and/or Class thereof, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on a Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on a Proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on a Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of a Proposal, they have the effect as counting AGAINST the proposal.

Note that the Proposals are independent of each other. In other words, shareholders may vote to approve Proposal 1 while Proposal 2 or 3 may not be approved.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders following this Special Meeting must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Toreador Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.800.673.0550 or write to us at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Toreador Funds. The estimated costs of solicitation is approximately $137,000. After considering the benefits of the proposals contained in this

Proxy Statement, the Board determined the Toreador Funds were the primary beneficiary of the proposals and therefore they should bear these expenses.

The Trust has engaged AST Fund Solutions to provide certain shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation. In addition to the use of mail, a phone campaign may be utilized as necessary as part of the solicitation services to be provided by AST. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Toreador Fund or multiple Toreador Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Outstanding Shares. The shares outstanding of each of the Toreador Funds as of June 1, 2017 were:

Toreador Core Fund (Institutional Share Class)	4,078,180
Toreador Core Fund (Retail Share Class)	4,756,165
Toreador International Fund (Institutional Share Class)	2,440,711
Toreador International Fund (Investor Share Class)	663,481
Toreador International Fund (C Share Class)	19,147
Toreador Explorer Fund (Institutional Class)	983,193
Toreador Explorer Fund (Investor Class)	256,762

Beneficial Ownership. Exhibit D sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Toreador Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. Toreador Research & Trading, LLC, 422 Fleming Street, Suite 7, Key West, Florida 33040 serves as the investment adviser to each Toreador Fund.

Administrator, Fund Accountant, and Transfer Agent. Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Trust’s administrator, fund accountant and transfer agent.

Distributor. First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 serves as the distributor for shares of the Toreador Funds.

Custodian. Fifth Third Bank, 38 Fountain Squire Plaza, Cincinnati, Ohio 45263, serves as the custodian of the Toreador Core Fund and Toreador Explorer Fund’s assets.

Custodian and Accounting Services. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian and fund accounting services agent for the Toreador International Fund.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Toreador Funds.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE
THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE
PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made by and between World Funds Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Toreador Research and Trading, LLC (the “Adviser”), a Delaware limited liability company with its principal place of business in Key West, Florida, as of the dates noted on Schedule A to this Agreement with respect to each series portfolio of the Trust (each a “Fund” and collectively, the “Funds”).

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Funds set forth on Schedule A to this Agreement, as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)
Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)
Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser in writing. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)
Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)
Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall furnish, at the request of the Board, such information and reports as shall reasonably be requested by the Board from time to time. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)
Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)
Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.
CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.
INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)
Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15) that has occurred or is otherwise proposed to occur.

(b)
Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)
Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be reasonably necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)
Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)
Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.
ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)
Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)
ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)
Fund Disclosure Documents. The Adviser will, upon request, review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”), prior to any such Disclosure Documents being filed or otherwise released to the public, and will use its best efforts to ensure that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents will not contain, as of the date thereof, any untrue statement of any material fact and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)
Use of the Name “Toreador Research & Trading, LLC”. The Adviser has the right to use the name “Toreador Research & Trading, LLC” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Toreador” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Toreador Research & Trading, LLC”.

(e)
Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)
No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund as determined in good faith by the Adviser.

(g)
Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of each quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.
THE NAME “Toreador”. The Adviser grants to the Trust a license to use the name “Toreador” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.
ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.
INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.
ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 of the 1940 Act). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)
This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.
Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15); or

ii.
This Agreement shall automatically terminate two years from the date of its execution unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 15) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)
In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.
NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Commonwealth Companies, 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235 Attention: President; and notices to the Adviser shall be directed to 422 Fleming Street, Suite 7, Key West, Florida 33040, Attention: Chief Compliance Officer.

14.
CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.
CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.
RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.
ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.
LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.
NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.
GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.
PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.
COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

WORLD FUNDS TRUST

Signature
By:	Title:

TOREADOR RESEARCH & TRADING, LLC.

Signature
By:	Title:

Schedule A
Investment Advisory Agreement
between
World Funds Trust (the “Trust”) and
Toreador Research & Trading, LLC (the
“Adviser”) Dated as of December 21, 2016

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Date Agreement Executed With Respect to the Particular Fund
Toreador Core Fund Toreador Explorer Fund Toreador International Fund Toreador Select Fund	None None None None	0.90% 1.14% 1.15% 0.90%	, 2017 , 2017 , 2017 March 1, 2016

Exhibit B

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Toreador Core Fund
Toreador Explorer Fund
Toreador International Fund

THIS INVESTMENT ADVISORY AGREEMENT is made as of the 10th day of November, 2015 by and between the World Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of the Trust’s series listed in Schedule A (the “Funds”) and Toreador Research and Trading, LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Funds are each a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2.   DUTIES OF ADVISOR.

(a)  General Duties. The Advisor shall act as investment adviser to each Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in each Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Board of Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish each Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b)  Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

3.   REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)   The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.   INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.   ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6.   EXPENSES.

(a)   With respect to the operation of each Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of a Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)   The Funds are each responsible for and have assumed the obligation for payment of all of their respective expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of a Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d)   To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)  The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees. Where such arrangements are authorized by the Trust’s Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.   INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)   Each Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule B to this Agreement.

(b) The management fee shall be accrued daily by each Fund and paid to the Advisor on the first business day of the succeeding month.

(c)   The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)   The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to a Fund and as required under any expense limitation applicable to the Fund.

(e)   The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of each Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)   Any such reductions made by the Advisor in its fees or payment of expenses which are each Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of a Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g)   The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.   NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of a Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.   CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or a Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over a Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.   REPORTS AND ACCESS. The Advisor agrees to supply such information to each Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.  ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a)   The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b)   The Advisor shall be liable to each Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c)   In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or a Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law.

(d)   Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.   NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to each Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.   TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. Except as disclosed, the Advisor is not an affiliated person of any other investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for a Fund or any other series of the Trust.

14.  TERM.

(a)   This Agreement shall become effective at the time a Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of a Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b)   Each Fund may use the name “Toreador Core Fund”, “Toreador Explorer Fund”, or “Toreador International Fund”, as applicable, or any name derived from or using the name “Toreador” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, a Fund shall cease to use such a name or any other name connected with the Advisor.

15.  TERMINATION; NO ASSIGNMENT.

(a)   This Agreement may be terminated by the Trust on behalf of each Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16.   NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17.   ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.

The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18.   CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to a Fund that the Advisor reasonably believes is relevant to a Fund’s certification obligations under the Sarbanes-Oxley Act.

19.   SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20.   CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21.   GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

WORLD FUNDS TRUST

On behalf of each of the

Toreador Core Fund, Toreador Explorer Fund and Toreador International Fund

By: ___________________
Name: John Pasco III
Title: President

TOREADOR RESEARCH AND TRADING, LLC

By: ___________________
Name:
Title:

SCHEDULE A

Toreador Core Fund
Toreador Explorer Fund
Toreador International Fund

SCHEDULE B

Annual Fee Rate

Toreador Core Fund – 0.90% of average daily net assets
Toreador Explorer Fund – 1.14% of average daily net assets
Toreador International Fund – 1.15% of average daily net assets

Exhibit C

WORLD FUNDS TRUST

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN PURSUANT TO RULE 12b-1

For Funds Advised by Toreador Research & Trading, LLC

WHEREAS, the World Funds Trust (the “Trust”) a statutory trust organized and existing under the laws of the state of Delaware, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest (the “Shares”), in separate series representing the interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the Fund(s) (a “Fund”) listed in Schedule A attached hereto; and

WHEREAS, the Trust desires to adopt a Distribution and Shareholder Services Plan (“Plan”) with respect to the class(es) of Shares of the Fund identified in Section 2(a) of this Plan pursuant to Rule 12b-1 under the 1940 Act; and

WHEREAS, the Trustees of the Trust as a whole, including the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the “Non-Interested Trustees”), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan by votes cast at a meeting held in person and called for the purpose of voting hereon and on any agreements related hereto;

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, with respect to the class(es) of Shares of the Fund identified in Section 2(a) of this Plan and on the following terms and conditions:

1.      Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund of the class(es) of Shares identified in Section 2(a) of this Plan, which activities may include, but are not limited to, the following:

(a)     payments to the Trust’s distributor (the “Distributor”) and to securities dealers and others in respect of the sale of Shares of the Fund;

(b)     payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Fund, and providing such other distribution and shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Fund, forwarding communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Fund or its service providers;

(c)     formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

(d)     preparation, printing and distribution of sales literature;

(e)     preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

(f)     obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund;

(g)     obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

2.       Maximum Expenditures.

(a)     The expenditures to be made by the Fund pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed the following:

(1)      Class C Shares.  For the Class C Shares of the Fund, the Fund may pay an amount calculated at the rate of up to 1.00% (0.25% for service fees and 0.75% for distribution fees) per annum of the average daily net asset value of the Class C Shares of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the commencement of operations of the Class C Shares to the date of such expenditures. Notwithstanding the foregoing, in no event may expenditures paid by the Fund under, or pursuant to, this Plan as service fees with respect to Class C Shares of the Fund exceed an amount calculated at the rate of 0.25% of the average annual net assets of such Class, nor may such expenditures paid as service fees under, or pursuant to, this Plan to any person who sells the Shares of the Fund exceed an amount calculated at the rate of 0.25% of the average annual net asset value of such Shares. Payments for distribution and shareholder servicing activities may be made directly by the Trust to other persons with which the Trust has entered into agreements related to this Plan.

(2)      Investor Shares.  For the Investor Shares of the Funds, the Funds may pay an amount calculated at the rate of up to 0.25% per annum of the average daily net asset value of the Investor Shares of the Funds for each year or portion thereof included in the period for which the computation is being made, elapsed since the commencement of operations of the Investor Shares to the date of such expenditures.

(b)      Allocation of Class Expenses. Only distribution expenditures properly attributable to the sale of a particular class may be used to support the distribution and shareholder services fee charged to shareholders of such class. Expenses attributable to the sale of more than one class will be allocated in a manner deemed equitable by the Board.

3.       Term and Termination.

(a)     This Plan shall become effective with respect to each class on the date that such class commences operation.

(b)     Unless terminated as herein provided, this Plan shall continue in effect with respect to each class of the Fund for one year from the effective date of the Plan for such class and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at an in-person meeting called for the purpose of voting on such approval.

(c)     This Plan may be terminated at any time with respect to a particular class of the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such class of the respective Fund.

4.       Amendments.  No material amendment to this Plan shall be made unless: (a) it is approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof; and (b) if the proposed amendment will increase materially the maximum expenditures permitted by Section 2 hereof with respect to any class, it is approved by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such class.

5.       Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

6.       Quarterly Reports. The Trust’s Distributor or Treasurer shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7.       Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

8.       Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term “World Funds Trust” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust (“Declaration of Trust”), which may be amended from time to time. This Plan has been authorized by the Trustees (including, the Non-Interested Trustees), acting as such and not individually, and such authorization by such Trustees shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Trust’s Declaration of Trust.

This Plan was first authorized with respect to the class(es) of Shares identified in Section 2(a) of this Plan on December 21, 2016.

SCHEDULE A

Funds

FUND	CLASSES
Toreador Core Fund	Investor Class
Toreador Explorer Fund	Investor Class
Toreador International Fund	Investor Class Class C Shares
Toreador Select Fund	Investor Class

Exhibit D

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Toreador Funds as of June 1, 2017. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Toreador Funds as of the Record Date, June 1, 2017.

FUND NAME	NAME & ADDRESS	AMOUNT AND PERCENT OWNERSHIP

Toreador Core Fund (Institutional Class)	Charles Schwab & Co.	1,374,609
	Attn: Mutual Funds	(33.70%)
	101 Montgomery Street
	San Francisco, CA 94104-4122

	TRICO Co.	804,077
	PO Box 631	(19.71%)
	Columbus, MS 39701-0631

	TD Ameritrade, Inc.	587,863
	FEBO our clients	(14.41%)
	PO Box 2226
	Omaha, NE 68103-2226

	SECTRUS	351,371
	37 South River Street	(8.61%)
	Aurora, IL 60506

Toreador Core Fund (Retail Class)	Charles Schwab & Co.	1,635,572
	Attn: Mutual Funds	(34.33%)
	101 Montgomery Street
	San Francisco, CA 94104-4122

	LPL Financial	760,882
	4707 Executive Drive	(15.97%)
	San Diego, CA 92121-3091

	TD Ameritrade, Inc.	311,876
	FEBO our clients	(6.55%)
	PO Box 2226
	Omaha, NE 68103-2226

Toreador International Fund (Institutional Class)	Maril & Co.	1,749,864
	FBO SG	(71.69%)
	11270 W Park Place, Suite 400
	Milwaukee, WI 53224-3638

	Charles Schwab & Co.	314,881
	Attn: Mutual Funds	(12.90%)
	101 Montgomery Street
	San Francisco, CA 94104-4175

Toreador International Fund (Investor Class)	Charles Schwab & Co.	439,347
	Attn: Mutual Funds	(66.22%)
	101 Montgomery Street
	San Francisco, CA 94104-4175

	TD Ameritrade, Inc.	64,603
	FEBO our clients	(9.74%)
	PO Box 2226
	Omaha, NE 68103-2226

Toreador International Fund (C Class)	Wells Fargo Clearing Services	2,240
	2801 Market Street	(11.70%)
	Saint Louis, MO 63103

	Oppenheimer & Co. Inc.	2,211
	307 48th Street	(11.55%)
	Virginia Beach, VA 23451-2408

	Wells Fargo Clearing Services	1,803
	2801 Market Street	(9.42%)
	Saint Louis, MO 63103

	NFS LLC	1,769
	FEBO/ FMTC TTEE	(9.24%)
	20635 Kirwin Ln
	Cupertino, CA 95014

	Wells Fargo Clearing Services	1,519
	2801 Market Street	(7.93%)
	Saint Louis, MO 63103

	Wells Fargo Clearing Services	1,142
	2801 Market Street	(5.97%)
	Saint Louis, MO 63103

	Oppenheimer & Co. Inc.	983
	PO Box 13	(5.13%)
	West Point, GA 31833

Toreador Explorer Fund (Institutional Class)	Charles Schwab & Co.	559,562
	Attn: Mutual Funds	(56.91%)
	101 Montgomery Street
	San Francisco, CA 94104-4122

	LPL Financial	76,269
	4707 Executive Drive	(7.76%)
	San Diego, CA 92121-3091

Toreador Explorer Fund (Investor Class)	Charles Schwab & Co.	169,163
	Attn: Mutual Funds	(65.91%)
	101 Montgomery Street
	San Francisco, CA 94104-4175

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER SUBMITTED FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND SHAREHOLDERS. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER REGISTRATION

Toreador Core Fund
World Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Toreador Core Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 9:00 a.m., Eastern time, on August 15, 2017, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 676-7437. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 15, 2017.

The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/toreador2017.pdf

Toreador Core Fund		PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposals. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WORLD FUNDS TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

YOU MAY VOTE ON THE PROPOSED CHANGES IN THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

VOTE ON CHANGES AS A GROUP – TO VOTE FOR OR AGAINST ALL OF THE PROPOSED CHANGES, OR TO ABSTAIN WITH RESPECT TO ALL OF THE CHANGES, PLEASE MARK THE APPROPRIATE CIRCLE:	FOR ALL	AGAINST ALL	ABSTAIN ALL

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY - TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE CIRCLE BELOW, ONE VOTE PER PROPOSAL:

		FOR	AGAINST	ABSTAIN

1.	Approval of Revisions to Fundamental Investment Restrictions:

1A.1	Borrowing Money

1A.2	Senior Securities

1A.3	Underwriting

1A.4	Real Estate

1A.5	Commodities

1A.6	Loans

1A.7	Concentration

1A.8	Diversification

2.	Approval of a New Investment Advisory Agreement

3.	NOTE: Proposal 3 is only for the Retail Class Shareholders of the Toreador Core Fund.
Approval of a Reorganization of the Retail Class Shares into a Newly Created Investor Class Shares Imposing a Rule 12b-1 fee (Retail Class to vote only)

To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

THANK YOU FOR CASTING YOUR VOTE

TAG ID:	BAR CODE	CUSIP:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER SUBMITTED FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND SHAREHOLDERS. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER REGISTRATION

Toreador International Fund
World Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Toreador International Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 9:00 a.m., Eastern time, on August 15, 2017, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 676-7437. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 15, 2017.

The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/toreador2017.pdf

Toreador International Fund		PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposals. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WORLD FUNDS TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

YOU MAY VOTE ON THE PROPOSED CHANGES IN THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

VOTE ON CHANGES AS A GROUP – TO VOTE FOR OR AGAINST ALL OF THE PROPOSED CHANGES, OR TO ABSTAIN WITH RESPECT TO ALL OF THE CHANGES, PLEASE MARK THE APPROPRIATE CIRCLE:	FOR ALL	AGAINST ALL	ABSTAIN ALL

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY - TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE CIRCLE BELOW, ONE VOTE PER PROPOSAL:

		FOR	AGAINST	ABSTAIN

1.	Approval of Revisions to Fundamental Investment Restrictions:

1B.1	Borrowing Money

1B.2	Senior Securities

1B.3	Underwriting

1B.4	Real Estate

1B.5	Commodities

1B.6	Loans

1B.7	Concentration

1B.8	10% Ownership of Securities of Another Issuer

1B.9	Investments in Other Investment Companies

1B.10	Oil, Gas and Mineral Investments

1B.11	Joint and Several Trading Accounts

1B.12	Investing for Control

1B.13	Purchasing Securities on Margin

1B.14	Short Sales

2.	Approval of a New Investment Advisory Agreement

To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

TAG ID:	BAR CODE	CUSIP:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER SUBMITTED FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND SHAREHOLDERS. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER REGISTRATION

Toreador Explorer Fund
World Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Toreador Explorer Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 9:00 a.m., Eastern time, on August 15, 2017, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 676-7437. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 15, 2017.

The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/toreador2017.pdf

Toreador Explorer Fund		PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposals. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WORLD FUNDS TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

YOU MAY VOTE ON THE PROPOSED CHANGES IN THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

VOTE ON CHANGES AS A GROUP – TO VOTE FOR OR AGAINST ALL OF THE PROPOSED CHANGES, OR TO ABSTAIN WITH RESPECT TO ALL OF THE CHANGES, PLEASE MARK THE APPROPRIATE CIRCLE:	FOR ALL	AGAINST ALL	ABSTAIN ALL

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY - TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE CIRCLE BELOW, ONE VOTE PER PROPOSAL:

		FOR	AGAINST	ABSTAIN

1.	Approval of Revisions to Fundamental Investment Restrictions:

1C.1	Concentration

2.	Approval of a New Investment Advisory Agreement

To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

THANK YOU FOR CASTING YOUR VOTE

TAG ID:	BAR CODE	CUSIP: